                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[_]Preliminary proxy statement            [_]Confidential, for use of the
                                             Commission only (as permitted by
                                             Rule 14a-6(e)(2))
[X]Definitive proxy statement

[_]Definitive additional materials

[_]Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             The China Fund, Inc.
             -----------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                             The China Fund, Inc.
             -----------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transactions applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials:

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:
--------
/1/Set forth the amount on which the filing fee is calculated and state how it was determined.

                             THE CHINA FUND, INC.

                           c/o HSBC Securities Inc.
                            140 Broadway, 5th Floor
                           New York, New York 10005

                                                              February 12, 1999

Dear Stockholders:

  The Annual Meeting of Stockholders of The China Fund, Inc. (the "Fund") will be held at 10:00 A.M. on Friday, March 12, 1999, at the offices of Rogers & Wells LLP, Conference Room A, 50th Floor, 200 Park Avenue, New York, New York, 10166. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and postage prepaid envelope in which to return your proxy are enclosed.

  At the Annual Meeting, the stockholders will (i) elect a director who was appointed to fill a vacancy on the Board, (ii) elect a class of the Fund's directors, and (iii) consider the ratification of the selection of KPMG Peat Marwick L.L.P. as independent auditors. In addition, the stockholders present at the Annual Meeting will hear a report on the Fund and will have an opportunity to discuss matters of interest to them.

  The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                                         Respectfully,


                                         /s/ Thomas R. Callahan

                                         Thomas R. Callahan
                                         Secretary


 STOCKHOLDERS ARE STRONGLY URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO INSURE A QUORUM AT THE MEETING.

                             THE CHINA FUND, INC.

                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                                March 12, 1999

To the Stockholders of
The China Fund, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The China Fund, Inc. (the "Fund") will be held at the offices of Rogers & Wells LLP, Conference Room A, 50th Floor, 200 Park Avenue, New York, New York, 10166, on Friday, March 12, 1999, at 10:00 A.M., local time, for the following purposes:

  1. To elect a Class I director who was appointed to fill a vacancy on the Board, to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2000.

  2. To elect three Class III directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2002.

  3. To ratify or reject the selection of KPMG Peat Marwick L.L.P. as independent auditors of the Fund for its fiscal year ending October 31, 1999.

  4. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on January 30, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

  You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors,


                                          /s/ Thomas R. Callahan

                                          Thomas R. Callahan
                                          Secretary

February 12, 1999

                             THE CHINA FUND, INC.
                           c/o HSBC Securities Inc.
                            140 Broadway, 5th Floor
                           New York, New York 10005

                                 ------------

                                PROXY STATEMENT

                                 ------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE CHINA FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Rogers & Wells LLP, Conference Room A, 50th Floor, 200 Park Avenue, New York, New York 10166, on Friday, March 12, 1999, at 10:00 A.M., local time, and at any adjournments thereof.

  This Proxy Statement and the form of proxy are being mailed to stockholders on or about February 12, 1999. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary, The China Fund, Inc., c/o HSBC Securities Inc., 140 Broadway, 5th Floor, New York, New York 10005) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the meeting.

  The Board of Directors has fixed the close of business on January 30, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,272,073.459 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of January 30, 1999.

  Management of the Fund knows of no business other than that mentioned in Items 1 through 3 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 1998 to any stockholder requesting such report. Requests for the annual report should be made by writing to The China Fund, Inc., c/o Dewe Rogerson Inc., 850 Third Avenue, New York, New York 10022, attention: Marissa L. Moretti, or by calling (888) CHN-CALL.

  The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 through 3 of the Notice of Meeting.

          (1) ELECTION OF DIRECTOR WHO WAS APPOINTED TO FILL VACANCY

  At a meeting of the Fund's Board of Directors held on December 11, 1998, Mr. Bernard H. Asher announced his retirement and resignation from the Fund's Board of Directors. The Fund's Nominating Committee voted to accept Mr. Asher's resignation, and to appoint Mr. Paul C. Guidone to replace Mr. Asher as a Class I director of the Fund. The Fund's By-Laws require the affirmative vote of a majority of the votes cast at the next Annual Meeting of Stockholders after the Board of Directors has appointed a director to fill a vacancy on the Board of Directors.

  Mr. Guidone is the Group Chief Executive Officer of HSBC Asset Management Hong Kong Limited.

Information Concerning Class I Nominee

  The following table sets forth information concerning the nominee as a Class I director of the Fund.

Nominee

                                                        During Past
                           Principal Occupation or         Shares
                                  Employment            Beneficially
                                Five Years and             Owned     Percent
    Name (Age) and             Directorships in         January 30,    of
  Address of Nominee       Publicly Held Companies        1999(1)     Class
 --------------------- -------------------------------  ------------ -------
 *Paul C. Guidone (41) Group Chief Executive Officer,       None       --
                        HSBC Asset Management Ltd.
                        (1998-present); Deputy
                        Chairman and Group Chief
                        Investment Officer, HSBC Asset
                        Management Ltd. (1997-1998);
                        Group Chief Executive and
                        Group Chief, HSBC Asset
                        Management (1996-1997);
                        Investment Officer, HSBC Asset
                        Management Ltd. (1994-
                        present); Chief Executive
                        Officer, HSBC Asset Management
                        Americas Inc. (1995-1997);
                        Managing Director and Chief
                        Investment Officer, The
                        Prudential Insurance Company,
                        PDI Strategies (1990-1994).

--------
* Mr. Guidone is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended) because of his affiliation with HSBC Asset Management Hong Kong Limited, the Fund's Investment Manager.

                           (2) ELECTION OF DIRECTORS

  Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of Mr. Joe O. Rogers, Mr. Alan Tremain and Mr. Nigel S. Tulloch as Class III directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2002, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

Information Concerning Class III Nominees and Members of the Board of
Directors

  The following table sets forth information concerning each of the nominees as a Class III director of the Fund. Each of the nominees is currently a Class III director of the Fund.

Nominees

                            Principal Occupation or               Shares
                            Employment During Past             Beneficially
                                Five Years and                    Owned      Percent
      Name (Age) and           Directorships in       Director   January       of
    Address of Director     Publicly Held Companies    Since   30, 1999(1)    Class
 ------------------------- ------------------------   -------- ------------ ---------
 Joe O. Rogers (50)        President, Rogers            1992        960     less than
 7 Louis Edward Court       International, Inc.                                1%
 Hunt Valley, MD            (1986-present);
 21030                      Director, Thomson
                            Consulting (1998-
                            present); Partner, PHH
                            Fantus Consulting
                            (1993-1996); Director,
                            The Taiwan Fund, Inc.

 Alan Tremain (63)         Chairman, BFX                1992      7,282     less than
 380 South Country Road     Hospitality Group, Inc.                            1%
 Suite 200                  (1996-1998); Chairman,
 Palm Beach, Florida 33480  Hotels of Distinction
                            Ventures, Inc. (1989-
                            present); Chairman,
                            Hotels of Distinction
                            (International), Inc.
                            (1974-present).

 Nigel S. Tulloch (52)     Chief Executive, HSBC        1992      2,000     less than
 7, Circe Circle,           Asset Management                                   1%
 Dalkeith                   Bahamas Limited (1986-
 WA6009,                    1992); Director, The
 Australia                  HSBC China Fund
                            Limited.
 Other Current Directors
 John W. English (66)      Chairman of the Board of     1992      4,734     less than
 50-H New England Avenue    the Fund; Vice                                     1%
 Summit, New Jersey         President and Chief
 07902-0640                 Investment Officer, The
                            Ford Foundation (1981-
                            1993); Director, The
                            Northern Trust
                            Institutional Funds;
                            Director, Washington
                            Mutual WM Funds.


                              Principal Occupation or               Shares
                              Employment During Past             Beneficially
                                  Five Years and                    Owned      Percent
       Name (Age) and            Directorships in       Director   January       of
     Address of Director      Publicly Held Companies    Since   30, 1999(1)    Class
 --------------------------- ------------------------   -------- ------------ ---------
 Sir Alan Donald (67)        British Ambassador to        1992        250     less than
 Chiddingstone Causeway       the People's Republic                              1%
 Nr. Tonbridge                of China (1988-1991);
 Kent, TN11 8JH               Director, HSBC China
 United Kingdom               Fund Limited; Director,
                              Fleming Asia Investment
                              Trust; Adviser, Rolls
                              Royce plc.

 Michael F. Holland (54)     Chairman, Holland &          1992      2,057     less than
 375 Park Avenue              Company L.L.C. (1995-                              1%
 New York, New York 10152     present); General
                              Partner, The Blackstone
                              Group (1994-1995); Vice
                              Chairman, Oppenheimer &
                              Co. Inc. (1992-1994);
                              Chairman and Chief
                              Executive Officer,
                              Salomon Brothers Asset
                              Management, Inc. (1989-
                              1992); Managing
                              Director, Salomon
                              Brothers Inc. (1989-
                              1992); Director, The
                              Holland Balanced Fund,
                              Inc.; Director,
                              Municipal Partner's
                              Fund, Inc.; Director,
                              Municipal Partners Fund
                              II, Inc.; Director,
                              Municipal Advantage
                              Fund, Inc.

 Burton Levin (68)           Visiting Professor           1992        498     less than
 c/o Political Science Dept.  Carleton College (1995-                            1%
 Carleton College             present); Director,
 Northfield, MN 55057         Noble Ltd. (1997-
                              present); Director, The
                              Asia Society (1990-
                              1995); U.S. Ambassador
                              to Burma (1987-1990).

 James J. Lightburn (55)     Attorney, member of          1992        500     less than
 47, Avenue Georges Mandel    Hughes Hubbard & Reed                              1%
 Paris, France 75116          (1993-present); member
                              of Jones, Day, Reavis &
                              Pogue (1986-1993).

--------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and other current directors.

  The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Donald, English, Holland, Levin, Lightburn, Rogers, Tremain and Tulloch. The Audit Committee met four times during the fiscal year ended October 31, 1998. The Fund's Board has a Nominating Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. The Nominating Committee does not consider nominees recommended by security holders. The Nominating Committee did not meet during the fiscal year ended October 31, 1998. The Fund's Board of Directors held four regular meetings and two special meetings during the fiscal year ended October 31, 1998. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements for the fiscal year ended October 31, 1998 except that the Form 4--Statement of Change of Beneficial Ownership of Securities for Alan Tremain was inadvertently filed late by the management of the Fund, which had undertaken to file the form on his behalf. Section 30(f) of the Investment Company Act of 1940 extends the reporting requirements under
Section 16(a) of the Securities Exchange Act of 1934 to the investment advisers of the Fund and the officers and directors of such investment advisers. The Fund believes that its investment advisers and the officers and directors of such investment advisers have complied with all applicable filing requirements for the fiscal year ended October 31, 1998.

Officers of the Fund

  Mr. Thomas R. Callahan (age 52) has been Secretary and Treasurer of the Fund since July 1992 and Vice President of the Fund since June 1993. Since April 1991, he has been a Managing Director of HSBC Securities, Inc. (formerly James Capel Incorporated) and previously was a Managing Director of Wardley Incorporated.

Fund Management and Administration

  HSBC Asset Management Hong Kong Limited acts as Investment Manager for the portion of the Fund's assets allocated for investment in listed securities pursuant to an Investment Advisory and Management Agreement between the Investment Manager and the Fund. The principal business address of the Investment Manager is 10/F Citibank Tower, 3 Garden Road, Hong Kong.

  HSBC Private Equity Management Hong Kong Limited acts as Direct Investment Manager for the portion of the Fund's assets allocated for investment in direct investments pursuant to a Direct Investment Management Agreement among the Direct Investment Manager, the Investment Manager and the Fund. The principal business address of the Direct Investment Manager is 10/F Citibank Tower, 3 Garden Road, Hong Kong.

  State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is P.O. Box 1713, Boston, Massachusetts 02105.

Transactions with and Remuneration of Officers and Directors

  The aggregate remuneration for directors not affiliated with the Investment Manager or the Direct Investment Manager was US$226,500 during the year ended October 31, 1998 and, for that period, the aggregate amount of expenses reimbursed by the Fund for directors' attendance at directors' meetings, including affiliated directors, was US$122,183. Each non-affiliated director currently receives fees, paid by the Fund, of US$2,000 for each directors' meeting and committee meeting attended and an annual fee of US$10,000. The Chairman of the Fund receives an annual fee of US$12,500.

  The Direct Investment Manager pays the compensation and certain expenses of the personnel of the Direct Investment Manager who serve as directors and officers of the Fund and receives from the Investment Manager a portion of the investment advisory fee paid by the Fund to the Investment Manager.

  The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended October 31, 1998. The Investment Manager and its affiliates do not advise any other U.S. registered investment companies of which any of the directors of the Fund are directors or trustees.

                                                Aggregate
                                               Compensation
         Name of Director                      From Fund(1)
         ----------------                      ------------
         John W. English......................   $30,500
         Bernard H. Asher*....................       --
         Sir Alan Donald......................   $28,000
         Michael F. Holland...................   $28,000
         Burton Levin.........................   $28,000
         James J. Lightburn...................   $28,000
         Joe O. Rogers........................   $28,000
         Alan Tremain.........................   $28,000
         Nigel S. Tulloch.....................   $28,000

--------
(1) Includes compensation paid to directors by the Fund. The Fund's directors did not receive any pension or retirement benefits as compensation for their service as directors of the Fund.
 * Mr. Asher who was an "interested person" of the Fund because of his affiliation with HSBC Holdings, plc, the ultimate parent of HSBC Asset Management Hong Kong Limited, the Fund's Investment Manager, did not receive any compensation from the Fund for his services as director during the fiscal year ended October 31, 1998.

                  (3) RATIFICATION OR REJECTION OF SELECTION
                            OF INDEPENDENT AUDITORS

  At a meeting held on December 11, 1998, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended), selected KPMG Peat Marwick L.L.P. to act as independent auditors for the Fund for the fiscal year ending October 31, 1999. The Fund knows of no direct financial or material indirect financial interest of such firm in the Fund. One or more representatives of KPMG Peat Marwick L.L.P. are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

  The Fund's financial statements for the fiscal year ended October 31, 1998 were examined by KPMG Peat Marwick L.L.P. In connection with its audit services, KPMG Peat Marwick L.L.P. audited the financial statements included in the Fund's annual report for the period ended October 31, 1998 and reviewed the Fund's filings with the Securities and Exchange Commission.

  The selection of independent auditors is subject to the ratification or rejection of the stockholders of the Fund at the meeting. Ratification of the selection of the independent auditors will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

                                 MISCELLANEOUS

  Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Administrator. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The cost of their services is estimated at US$4,500. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

  In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by March 12, 1999, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                             STOCKHOLDER PROPOSALS

  Any proposal by a stockholder of the Fund intended to be presented at the Annual Meeting of Stockholders of the Fund to be held in March 2000 must be received by the Fund, c/o HSBC Securities Inc. 140 Broadway, 5th Floor, New York, New York 10005, not later than October 13, 1999 in order to be included in the Fund's proxy statement and proxy card related to that meeting and presented at the meeting.

  A stockholder who wishes to make a proposal at the March 2000 Annual Meeting of Stockholders without including the proposal in the Fund's proxy statement must notify the Fund, at the Fund's offices, of such proposal before January 13, 2000 and after December 14, 1999. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors of the Fund for the March 2000 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

                                          By order of the Board of Directors,


                                          /s/ Thomas R. Callahan

                                          Thomas R. Callahan
                                          Secretary

140 Broadway
New York, New York
February 12, 1999

                              THE CHINA FUND, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 Annual Meeting of Stockholders - March 12, 1999

The undersigned stockholder of The China Fund, Inc. (the "Fund") hereby appoints Thomas R. Callahan and Glenn Francis, or either of them, proxies of the undersigned, with full power of substitution to vote and to act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Rogers & Wells LLP, Conference Room A, 50th Floor, 200 Park Avenue, New York, New York 10166 at 10:00 a.m., local time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the stockholders, but if no instructions are given, this proxy will be voted in favor of proposals 1, 2 and 3 set forth in this proxy. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated February 12, 1999.

--------------------------------------------------------------------------------
       PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

     Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

[X]
PLEASE MARK VOTES
         AS IN THIS EXAMPLE

                                              1.  The  election  of a Class I  Director
                                                  to serve a term  expiring on the date
                                                  on which the  annual  meeting is held
                                                  in 2000.
                                                                                          For the   Withhold
                                                                                          Nominee
                                                       Mr. Paul C. Guidone                 [_]        [_]

                                              2.  The election of  Class III  Directors
                                                  to serve a term  expiring on the date
                                                  on which the  annual  meeting is held
                                                  in 2002.

                                                                                         For All     With-      For All
                                                                                        Nominees     hold       Except
                THE CHINA FUND, INC.                   Mr. Joe O. Rogers                   [_]        [_]         [_]
                                                       Mr. Alan Tremain
                                                       Mr. Nigel S. Tulloch

                                                   If you do not want your shares voted "For" a particular nominee, mark the
                                              "For All Except" box and strike a line through that particular nominee's name.
                                              Your shares will be voted for the remaining nominee(s).

         RECORD DATE SHARES:                                                               For      Against     Abstain
                                              3.  The  ratification of the selection of    [_]        [_]         [_]
                                                  KPMG Peat Marwick L.L.P. as
                                                  independent auditors of the Fund for
                                                  its fiscal year ending October 31,
                                                  1999.

                                                         --------------
   Please be sure to sign and date this Date Proxy.      Date
-----------------------------------------------------------------------



----------         --------------------------------          ----------

                                              Mark box at right if an address change or comment                   [_]
                                              has been noted on the reverse side of this card.

DETACH CARD                                                          DETACH CARD

                              THE CHINA FUND, INC.



Dear Stockholder,


     Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operations of your Fund that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your stock.

     Please mark the boxes on this proxy card to indicate how your stock will be voted. Then sign the card, detach it and return it in the enclosed postage paid envelope.

     Your vote must be received prior to the Annual Meeting of Stockholders, which is scheduled to be held on March 12, 1999.

     Thank you in advance for your prompt consideration of these matters.

Sincerely,


The China Fund, Inc.

                                       2